Exhibit 10.1

Execution Version

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of September 21, 2018, by and among POOL CORPORATION, a Delaware corporation (the “US Borrower”), SCP DISTRIBUTORS CANADA INC., a company organized under the laws of Ontario (the “Canadian Borrower”), SCP POOL B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid), incorporated under the laws of the Netherlands, having its seat (statutaire zetel) in Rotterdam, registered with the trade register of the Chambers of Commerce (Kamers van Koophandel) under file number 24293315 (the “Dutch Borrower” and, collectively with the US Borrower and the Canadian Borrower, the “Borrowers”), the Subsidiary Guarantors party hereto, each Lender party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION (“Wells Fargo”), as administrative agent (in such capacity, the “Administrative Agent”).
Statement of Purpose
The Borrowers are party to that certain Amended and Restated Credit Agreement dated as of September 29, 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrowers, each lender party thereto (collectively, the “Lenders” and, each individually, a “Lender”) and the Administrative Agent.
The Borrowers have requested, and the Administrative Agent and the Lenders have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement, as specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.Capitalized Terms. All capitalized undefined terms used in this Amendment (including, without limitation, in the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement. This Amendment shall be a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

2.Amendments. Subject to and in accordance with the terms and conditions set forth herein, the parties hereto hereby agree that the Credit Agreement is amended as follows:

a.	Section 1.1 of the Credit Agreement is hereby amended by deleting the table in the definition of “Applicable Margin” and replacing it in its entirety with the following:

106448623_3

Pricing Level	Average Total Leverage Ratio	Facility Fee	CDOR Rate + LIBOR Rate + and Swingline +	Base Rate + and Canadian Base Rate+
I	Greater than or equal to 3.00 to 1.00	0.200%	1.425%	0.425%
II	Greater than or equal to 2.25 to 1.00 but less than 3.00 to 1.00	0.175%	1.200%	0.200%
III	Greater than or equal to 1.50 to 1.00 but less than 2.25 to 1.00	0.125%	1.125%	0.125%
IV	Less than 1.50 to 1.00	0.100%	1.025%	0.025%

b.	Section 5.1(d) of the Credit Agreement is hereby amended by inserting a new subsection (iv) thereto to read in its entirety as follows:

“(iv)    The Borrowers each confirm that they and each of the other Credit Parties understand and are able to calculate the rate of interest applicable to each Loan based on the methodology for calculating per annum rates provided in this Agreement.  The Credit Parties irrevocably agree not to plead or assert (and to cause each other Credit Party to not plead or assert), whether by way of defense or otherwise, in any proceeding relating to this Agreement or any other Loan Document, that the interest payable under this Agreement or any other Loan Document and the calculation thereof has not been adequately disclosed to the Borrowers and the other Credit Parties as required pursuant to Section 4 of the Interest Act (Canada) or any other Applicable Law.”

3.Effectiveness. This Amendment shall become effective on the date when the following conditions shall have been satisfied or waived (such date, the “Amendment Effective Date”):

(a)    The Administrative Agent shall have received each of the following (in form and substance reasonably satisfactory to the Administrative Agent):
(i)    counterparts of this Amendment executed by the Borrowers, the Subsidiary Guarantors, the Administrative Agent, each of the Lenders, the Euro Lender and the Canadian Dollar Lender; and
(ii)    such other instruments, documents and certificates as the Administrative Agent shall reasonably request in connection with the execution of this Amendment.
(b)    Each representation and warranty contained in the Credit Agreement and the other Loan Documents is true, correct and complete in all material respects (except to the extent such representation and warranty is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects) as of the Amendment Effective Date as if fully set forth herein, other than any such representations or warranties that, by their express terms, refer to an earlier date, in which case they shall have been true and correct as of such earlier date.
(c)    No Default or Event of Default has occurred and is continuing as of the Amendment Effective Date or would result after giving effect hereto.

106448623_3

4.Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their respective Subsidiaries or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

5.Representations and Warranties. By its execution hereof, each Credit Party hereby represents and warrants as follows:

(a)    such Credit Party has the right, power and authority and has taken all necessary corporate, limited liability and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms; and
(b)    this Amendment and each other document executed in connection herewith has been duly executed and delivered by its duly authorized officers, and each such document constitutes the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies.
6.Acknowledgement and Reaffirmation. By their execution hereof, each Credit Party hereby expressly (a) consents to this Amendment and (b) acknowledges that such Credit Party’s covenants, representations, warranties and other obligations set forth in the Credit Agreement, the Notes, the Letter of Credit Applications, the Subsidiary Guaranty Agreement and the other Loan Documents to which such Credit Party is a party remains in full force and effect.

7.Costs, Expenses and Taxes.    The Borrowers agree to pay in accordance with Section 15.3 of the Credit Agreement all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration and enforcement of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

8.Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

106448623_3

9.Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the law of the state of New York.

10. Jurisdiction and Venue; Waiver of Jury Trial.  Sections 15.6 and 15.7 of the Credit Agreement are hereby incorporated by this reference as if fully stated herein mutatis mutandis.

11.Entire Agreement. This Amendment is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

12.Successors and Assigns. This Amendment shall be binding on and insure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

[Signature Pages Follow]

106448623_3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWERS:    POOL CORPORATION, as US Borrower
By:    /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Senior Vice President & Chief Financial Officer

SCP DISTRIBUTORS CANADA INC., as Canadian Borrower
By:    /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Treasurer

SCP POOL B.V., as Dutch Borrower
By:    /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Director

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

SUBSIDIARY GUARANTORS:    SCP DISTRIBUTORS LLC, as Subsidiary Guarantor
By:    /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Senior Vice President & Chief Financial Officer

SPLASH HOLDINGS, INC., as Subsidiary Guarantor
By:    /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Senior Vice President & Chief Financial Officer

ALLIANCE TRADING, INC., as Subsidiary Guarantor
By:    /s/ Melanie Housey Hart
Name: Melanie Housey Hart
Title:     President and Secretary

CYPRESS, INC., as Subsidiary Guarantor
By:    /s/ Melanie Housey Hart
Name: Melanie Housey Hart
Title:     President and Secretary

SUPERIOR POOL PRODUCTS LLC, as Subsidiary Guarantor
By:    /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Senior Vice President & Chief Financial Officer

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

SCP INTERNATIONAL, INC., as Subsidiary Guarantor
By:    /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Senior Vice President & Chief Financial Officer

POOL DEVELOPMENT LLC, as Subsidiary Guarantor
By:    /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Senior Vice President & Chief Financial Officer

HORIZON DISTRIBUTORS, INC., as Subsidiary Guarantor
By:    /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     Senior Vice President & Treasurer

POOLFX SUPPLY LLC, as Subsidiary Guarantor
By:    /s/ Mark W. Joslin
Name: Mark W. Joslin
Title:     President

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

ADMINISTRATIVE AGENT
AND LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, an Issuing Lender, the Canadian Dollar Lender, the Euro Lender and a Lender
By: /s/ Joseph Gricco
Name: Joseph Gricco
Title: Vice President

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

BANK OF AMERCIA, N.A., as Lender

By: /s/ Adam Rose
Name: Adam Rose
Title: Senior Vice President

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

MUFG Union Bank, N.A., as Lender

By: /s/ Maria Iarriccio
Name: Maria Iarriccio
Title: Director

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

CAPITAL ONE, N.A., as Lender

By: /s/ Kiel E. Johnson
Name: Kiel E. Johnson
Title: Vice President

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

REGIONS BANK, as Lender

By: /s/ Jorge E. Goris
Name: Jorge E. Goris
Title: SVP

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

BRANCH BANKING AND TRUST COMPANY, as Lender

By: /s/ Erron Powers
Name: Erron Powers
Title: Senior Vice President

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD., NEW YORK BRANCH, as Lender

By: /s/ Hsiwei Chen
Name: Hsiwei Chen
Title: VP

By: /s/ Pinyen Shih
Name: Pinyen Shih
Title: Executive Director

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

FIFTH THIRD BANK, as Lender

By: /s/ Jon C. Long
Name: Jon C. Long
Title: Vice President

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

JP MORGAN CHASE BANK, N.A., as Lender

By: /s/ Donald Hunt
Name: Donald Hunt
Title: Executive Director

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page

THE BANK OF EAST ASIA, LTD., NEW YORK BRANCH, as Lender

By: /s/ James Hua
Name: James Hua
Title: SVP

By: /s/ Kitty Sin
Name: Kitty Sin
Title: SVP

First Amendment to Amended and Restated Credit Agreement
Pool Corporation
Signature Page